SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13

or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

Santander BanCorp

_____________________________________________

(Exact name of registrant as specified in this charter)

Puerto Rico	001-15849	66-0573723
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)	Identification No.)

207 Ponce de León Avenue, San Juan, Puerto Rico 00917
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (787) 756-7070

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Exhibits.

99.1 Slide show presentation to institutional investors and analysts on July 28, 2004.

ITEM 9. Regulation FD Disclosure

On July 28, 2004, Mr. Carlos García, Senior Executive Vice President and Chief Operating Officer of Santander BanCorp (hereinafter the "Corporation") made a presentation to institutional investors and analysts. In said presentation, Mr. García discussed an overview of the Corporation and its performance during the first semester of 2004.

A copy of the presentation referred to above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in the Corporation's Annual Report on Form 10-K and other of the Corporation's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SANTANDER BANCORP

	By: /s/	María Calero Padrón
María Calero Padrón
Executive Vice President
and Corporate Comptroller

Date: July 28, 2004

EXHIBIT 99.1